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                             EXHIBIT 10.72

                        GAS SALES AGREEMENT

    This Agreement is made and entered into as of the 26th of March, 1992 by and between YANKEE GAS SERVICES COMPANY, a Connecticut corporation ("Buyer"), and AQUILA ENERGY MARKETING CORPORATION, a Delaware corporation ("Seller"), both Buyer and Seller sometimes referred to collectively as "Parties" or singularly as "Party".

I. Definitions

    1.1 "Agreement" means the provisions of this document and those contained in Exhibit "All attached hereto, as such may be amended from time to time.

    1.2 "Btu" (British Thermal Unit) means the amount of heat energy required to raise the temperature of one avoirdupois pound of water from fifty-nine-degrees Fahrenheit (59oF) to sixty degrees Fahrenheit (60oF) , as determined on a dry basis.

    1.3 "Contract Year" shall mean a period of twelve (12) consecutive months from the first day of the first month following the date of first deliveries of Gas under this Agreement, and annually thereafter.

    1.4 "Delivery Point(s)" shall be the point or points identified in Exhibit "All hereto, and shall include both Primary
Delivery Point(s) and Secondary Delivery Point(s).

    1.5  "Demand Charge" shall have the meaning as set forth in
Article V herein.

    1.6 "FERC" means the Federal Energy Regulatory Commission or any successor government authority.

    1.7 "Gas" or "Natural Gas" means the effluent vapor stream (including Liquid Hydrocarbons) in its natural state produced from wells, including all hydrocarbon and nonhydrocarbon constituents and including casinghead gas produced with crude oil, residue gas resulting from the processing of gas well gas or casinghead gas, liquified natural gas (LNG) in either liquid or vapor phase, gas redelivered from storage fields or wells, or propane.

    1.8  "Index Price" shall have the meaning as set forth in
Article V herein.

    1.9(a)    "Liquefiable Hydrocarbons" means any hydrocarbons
contained in the vapor phase of the Gas stream which can be liquefied and extracted from the Gas by means of lean oil processing, cryogenic processing, or other means, and shall in any case mean natural gasoline (iso-pentanes plus heavier hydrocarbons), butane, propane, and ethane and entrained methane.

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    (b)  "Liquid Hydrocarbons" means any hydrocarbons which, in their natural state, are liquids and which shall include any Liquefiable Hydrocarbons that condense out of the Gas stream during production or transportation.

    1.10 "Maximum Daily Quantity" or "MDQ" means ******** of Gas per day, plus fuel requirements to deliver Gas from the Delivery Point(s) to Buyer's city-gate stations as imposed by Tennessee under its FERC-approved tariff, as such may be revised from time to time.

    1.11 "MMBtu" means one million (1,000,000) Btu.

    1.12 "Monthly Nominated Quantity" shall have the meaning set forth in Paragraph 2.2(a) herein.

    1.13 "Primary Delivery Point(s)" shall be as set forth in Paragraph 4.1 herein.

    1.14 "Secondary Delivery Point(s)" shall be as set forth in Paragraph 4.1 herein.

    1.16 "Transporter" means the pipeline(s) transporting the Gas delivered under this Agreement from the source of supply to the Delivery Point(s).

    1.17  "Tennessee" means Tennessee Gas Pipeline Company.

II. Quantity

    2.1 Subject to the other provisions of this Agreement, Seller shall sell and deliver and Buyer shall purchase and receive, on a firm basis, the MDQ, which includes such additional quantities of Gas as may be necessary to account for fuel requirements to deliver Gas from the Delivery Point(s) to Buyer's city-gate stations as imposed by Tennessee under its FERC-approved tariff, as such may be revised from time to time. If the Parties mutually agree to a quantity in excess of the MDQ, then such quantity shall be delivered and received on a fully interruptible basis.

    2.2(a)    On or before five (5) business days prior to the
earlier of the first-of-the-month nomination deadline for Transporter or Tennessee, Buyer shall notify Seller of the daily quantity of Gas to be purchased, up to the MDQ, by Buyer from Seller for the coming month (the "Monthly Nominated Quantity"). To the extent practicable, deliveries and receipts of Gas shall be at uniform hourly and daily rates of flow.

    2.2(b)    Buyer shall have the right during a month to
purchase a ******** by nominating to Seller, in accordance with Paragraph 2.2(a), a Monthly Nominated Quantity ********.


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    2.2(c)    Buyer may ******** from Seller during a month by
providing Seller at any time with notice of Buyer's intention to ******** at least ******** full business days prior to Tennessee's nomination deadline to implement such changes; provided, however, that if Buyer ******** as provided herein, such a ******** shall be treated as a failure to purchase and receive the Monthly Nominated Quantity. Buyer's notice to ******** shall include a good faith estimate of the duration of such ******** and a statement of the reason for such ********. At any time during a month, Buyer may ******** from Seller, up to the MDQ, by providing Seller with notice of Buyer's request to ******** at least two (2) full business days prior to Tennessee's nomination deadline to implement such changes. Any such ******** from the Monthly Nominated Quantity shall be priced in accordance with Paragraph-5.1(B)(ii).

    2.3 Buyer and Seller shall cooperate to ensure that nominations are timely made to Transporter and that such nominations reflect the actual expected deliveries and receipts. Seller shall be responsible for nominations upstream from the Delivery Point(s) and Buyer shall be responsible for nominations downstream from the Delivery Point(s), unless Seller is delegated or assigned any of Buyer's rights under Buyer's firm transportation agreements with Tennessee, in which case, Seller shall be responsible for nominations pursuant to such delegation or assignment.

    2.4 If either Party becomes aware of any reason why the quantities established or nominated in accordance with this Article II may not be delivered or taken, then that Party shall notify the other Party as soon as possible. The Parties will cooperate to ensure that corrected nominations are provided to Transporter as soon as possible.

    2.5 Should Buyer fail to nominate or take a quantity of Gas in accordance with this Article II and should such failure result in the imposition of a penalty, charge or expense, then, as between the Parties, Buyer shall be liable for and hold Seller harmless for such amount. Should Seller fail to nominate or deliver a quantity of Gas in accordance with this Article II and should such failure result in the imposition of a penalty, charge or expense, then, as between the Parties, Seller shall be liable for, and hold Buyer harmless for such amount.

    2.6 Seller will have and, subject to Article XI hereof, will maintain throughout the term of this Agreement such valid contracts and Gas supply available to Seller for resale to Buyer, capable of being delivered to the Delivery Point(s) for the account of Buyer, that will enable Seller to satisfy one hundred percent (100%) of the quantity nominated by Buyer from time to time under the terms of this Agreement. Seller shall supply Buyer from different supply sources in order to minimize the potential for a production-related force majeure occurrence. Buyer and Seller acknowledge that their obligations hereunder are firm and that to the extent ********.

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Seller will not ******** would, in Seller's reasonable judgment, substantially impair the ability of Seller to satisfy its obligations to Buyer as set out herein. Seller will notify Buyer within thirty (30) days of any change in availability of Seller's Gas supply or reserves that may materially adversely affect Seller's ability to satisfy its obligations to Buyer hereunder.

    2.7 Upon Buyer's reasonable request and at its sole expense, but not more than ********, Seller shall within thirty (30) days of receiving such request provide to an independent consultant, current ******** information reasonably sufficient to allow such independent consultant to ascertain Seller's ability to provide the firm Gas supplies provided for herein. The independent consultant shall: (a) be mutually agreed to by the Parties; (b) not represent the interests of one Party over the other; and (c) maintain the strict confidentiality of all of Seller's documents and information by, among other things, (i) signing any reasonable confidentiality agreements as requested by Seller, and (ii) not revealing to Buyer or any other party, the names of the parties to any of Seller's agreements which such consultant may review. The information that Buyer or such independent consultant may request may include, but is not limited to, ********; and ********; provided, however, that Seller shall have the right to maintain the confidentiality of its agreements with other parties, by providing copies with ********. Upon Buyer's reasonable request, Seller shall allow the independent consultant to inspect all such books, records or documents of Seller, reasonably necessary to verify the data provided by Seller. The independent consultant shall first report its findings to Seller, who shall have the opportunity to explain, clarify, expand or verify such findings. The independent consultant shall report such findings, as revised, if applicable, to Buyer.

    2.8(a)    If Seller fails to sell and deliver a quantity of
Gas nominated by Buyer pursuant to this Agreement, then Buyer's sole remedy shall be to ********. This difference shall then be multiplied by the ********. Provided, however, that Buyer shall first use its best efforts (with due consideration given to all relevant circumstances) to obtain Deficiency Gas from the same production region as the Delivery Point(s) during the term of Seller's underdelivery before obtaining Deficiency Gas from other regions and shall use its best efforts to obtain Deficiency Gas at the lowest cost available.

    (b) Such acquisition of Deficiency Gas by Buyer and recovery of Buyer's costs from Seller as specified in Paragraph 2.8(a) shall be limited to those quantities underdelivered and to the period of underdelivery. Buyer's recovery from Seller may be, at Buyer's choice, either a credit against future purchases or a cash payment in accordance with Article XIV. Provided, however, that ********. Within ******** business day following receipt of such notification, ********. Seller's failure to replace the Gas within ******** business day following receipt of notification shall constitute a waiver of Seller's right to supply the Deficiency Gas

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and shall then subject Seller to the credit or payment requirements of this paragraph; provided, however, that in order to allow Buyer to make adequate arrangements for replacement Gas, Seller must exercise the right to replace the Gas and give notice of such exercise to Buyer prior to Buyer's deadline to arrange for the transportation and delivery of its replacement Gas. The remedy stated in this Paragraph 2.8 shall be ********.

    2.9(a)    If on any day during a month, Buyer fails to
purchase and receive the Monthly Nominated Quantity in effect for such day, then Seller's remedy shall be to ********. Provided, however, that for purposes of determining the ********, Seller's price to such alternate market shall be deemed to be either: (a) as mutually agreed upon in writing by the Parties; or (b) if the Parties are unable to agree, deemed to be ********, most proximate in time to the effective date of the decrease in purchases, for production from the same region as the Delivery Point(s) ******** during the term of Buyer's failure to purchase; provided, further, that if the Parties are unable to agree, Seller's price to such alternate market shall be deemed to be ********. Such difference(s) shall then be multiplied by the quantities not taken by Buyer.

    (b) Seller shall recover from Buyer the amount set forth in this Paragraph 2.9 by invoicing Buyer in accordance with Article XIV of this Agreement, and Buyer shall pay Seller in accordance with Article XIV. The remedy stated in this Paragraph 2.9 shall be Seller's exclusive remedy for Buyer's failure to purchase and receive the nominated quantity, and all other remedies are hereby waived.

    2.10 In the event of interruption, proration, or curtailment of quantities delivered to Buyer or for Buyer's account (including deliveries to storage) due to force majeure, the following measures shall apply:

    (a) If a force majeure event occurs ********, the following shall apply:

         (i) If a ******** is in effect pursuant to ******** hereof, Seller shall deliver Gas to Buyer at Primary and/or Secondary Delivery Point(s) located within the area subject to the ********; provided, however, that Seller has both Gas supply and transportation available to supply Buyer. Buyer shall use its best efforts to assist Seller in making arrangements to deliver Gas in accordance with this paragraph. The Index Price for Gas sold and delivered to Buyer at Primary Delivery Point(s) under this Paragraph 2.10(a)(i) shall be as set forth in Paragraph 5.1(B)(i) hereof. The Index Price for Gas sold and delivered to Buyer at Secondary Delivery Point(s) under this Paragraph 2.10(a)(i) shall be as set forth in Paragraph 5.1(B)(iii) hereof; and/or

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         (ii) If a ******** is in effect pursuant to ********
         hereof but Seller is unable to secure alternate supplies within the area subject to delegation or assignment after first using its best efforts to do so (with due consideration given to all relevant circumstances), then Seller shall deliver Gas to Buyer at Secondary Delivery Point(s) ********; provided, however, that Seller has both Gas supply and transportation available to supply Buyer. Buyer shall use its best efforts to assist Seller in making arrangements to deliver Gas in accordance with this paragraph. The Index Price for Gas sold and delivered to Buyer at Secondary Delivery Point(s) under this Paragraph 2.10(a)(ii) shall be as set forth in Paragraph 5.1(B)(iii) hereof. The Index Price for Gas sold and delivered under alternate arrangements satisfactory to Seller and Buyer shall be as set forth in Paragraph 5.1(B)(iv) hereof.

         (iii) If no ******** is in effect pursuant to ******** hereof, Seller shall deliver Gas to Buyer at Secondary Delivery Point(s) and/or under reasonably priced alternate arrangements satisfactory to Seller and Buyer; provided, however, that Seller has both Gas supply and transportation available to supply Buyer. Buyer shall use its best efforts to assist Seller in making arrangements to deliver Gas in accordance with this paragraph. The Index Price for Gas sold and delivered to Buyer under this Paragraph 2.10(a)(iii) shall be as set forth in Paragraph 5.1(B)(iv) hereof.

    (b) If a force majeure event occurs ********, Seller shall use its best efforts to provide a ******** supply of Gas accessible to Buyer's facilities, including, but not limited to ********, and/or other delivery points or arrangements satisfactory to Seller and Buyer; provided, however, that Seller has both Gas supply and transportation available to supply Buyer. Buyer shall use its best efforts to assist Seller in making arrangements to deliver Gas in accordance with this paragraph.

    (c) In supplying Gas to Buyer under the measures set forth in Paragraphs 2.10(a) and 2.10(b), Seller must (i) first provide Buyer with notice of its proposed supply arrangements (including price); (ii) provide Buyer with a reasonable opportunity (commensurate with the circumstances in obtaining such supply) to decline to purchase such Gas; and (iii) make all necessary arrangements to deliver such Gas if Buyer does not decline to purchase such Gas within a reasonable time (commensurate with the circumstances in obtaining such supply) after receiving Seller's notice of proposed arrangements. Buyer's declination to purchase such Gas will relieve Seller of its obligation to deliver Gas under this Paragraph 2.10 for the duration of, and to the extent of, such force majeure

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    event.  Buyer's declination shall not constitute a failure to take under Paragraph 2.9 hereof, and Seller shall not be considered to have failed to deliver under Paragraph 2.8 hereof. In the event Buyer declines to purchase Gas pursuant to this Paragraph 2.10(c), purchases and deliveries of Gas shall resume immediately upon termination of the force majeure event.

    (d) The actions described in this Paragraph 2.10 are in addition to any other actions which the Parties may undertake to remedy or mitigate a force majeure condition. Buyer's exclusive remedy for Seller's failure to deliver Gas which Seller has available in accordance with this Paragraph 2.10 shall be the remedy described in Paragraph 2.8 hereof; provided, however, ********.

III. Transportation

            3.1 During the term of this Agreement, Buyer and Seller may agree that certain of Buyer's transportation rights and responsibilities may be delegated or assigned to Seller. In such event, the Parties shall deliver and execute a mutually agreeable document fully setting forth the terms of such delegation or assignment and the rights and responsibilities associated therewith. Further, Seller agrees to enter into and maintain an Operational Balancing Agreement ("OBA") with Tennessee, containing terms and conditions acceptable to Seller. Seller shall not be in default of this provision, however, if it is unable to enter into or maintain such OBA due to no fault of its own.

IV. Delivery Point(s)

    4.1 The Primary Delivery Point(s) and Secondary Delivery Point(s) shall be as set forth in Exhibit "All hereto, as such may be amended from time to time. Such Delivery Point(s) shall be the point(s) at which title to the Gas passes to Buyer and the point(s) at which Gas is delivered for the account of the Buyer.

    4.2 Seller shall be allowed to deliver Gas to Secondary Delivery Point(s) in accordance with Buyer's transportation agreement with Tennessee. Buyer agrees to use its best efforts to add or delete Primary Delivery Point(s) upon the reasonable request of Seller and to affirmatively seek such changes in its transportation agreement with Tennessee. The Parties agree to prepare, execute and deliver an appropriate revised Exhibit "All to reflect such changes in Delivery Point(s).

V.  Price

         5.1 The price to be paid for Gas sold in accordance with this Agreement shall be as set forth below:

    (A) ********

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         From the date of initial deliveries through the end of
    the fifth Contract Year, the ******** shall be calculated by ********. Beginning no later than ******** prior to the end of ********, the Parties shall enter into good faith negotiations to arrive at a new ********. If the Parties cannot agree on a new ******** prior to the beginning of the ********, such issue shall be subject to arbitration in accordance with Article XIII herein. Unless otherwise agreed, during the period of arbitration, the ******** shall be that amount in effect as of the end of the ********; and further, unless otherwise agreed, the ******** determined through arbitration shall be effective as of the ********.

         The ********, as calculated herein, shall be paid monthly by Buyer, based on the MDQ, regardless of the quantity of Gas actually purchased and received by Buyer during each month.

    (B) ********

         Buyer shall also pay Seller the Index Price for all quantities of Gas purchased and received each month by Buyer in accordance with the terms of this Agreement.

         (i) For the ******** be the ******** under the applicable heading as designated below:

    For deliveries into:               ********

    ********                           ********

         (ii) For ******** made in accordance with Paragraph
    2.2(c), the ********, under the applicable heading as designated below. If the Parties are unable to agree
    ********, then the ******** shall be ********.

    For deliveries into:               ********

    ********                           ********

         (iii) For all quantities of Gas sold and delivered to Buyer at Secondary Delivery Point(s) pursuant to Paragraphs 2.10(a)(i) and (ii) hereof, the ******** shall be ********.
    If the Parties are unable to agree on a price, then the Index Price for such Gas shall be as follows:

              (a) the ******** (for each day of delivery, for each Secondary Delivery Point where such Gas is delivered) if prices are ******** and the point is a valid point for pricing purposes); or

              (b)  if there is no ******** for the Secondary
         Delivery Point or if that point is not a valid point for

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         pricing purposes, then the ******** (for each day of
         delivery, for each Secondary Delivery Point where such Gas is delivered) shall be ********.

    For the purposes of this Paragraph 5.1(B)(iii), a "valid point for pricing purposes" shall be a point that, for the day for which a price is sought, has downstream transportation available, and has Gas available for purchase.

         (iv) For all quantities of Gas sold and delivered to Buyer under the mutually satisfactory arrangements described in Paragraph 2.10(a)(ii) and under Paragraphs 2.10(a)(iii) and 2.10(b), the ********. If the Parties are unable to agree on a price, then the ********. In determining reasonable costs for the purposes of this Paragraph 5.1(B)(iv), due consideration shall be given to all relevant circumstances.

    5.2 The price as specified herein is a price per MmBtu as measured in accordance with this Agreement.

    5.3 Seller and Buyer hereby agree that all Gas purchased and sold under this Agreement is decontrolled and not subject to any maximum lawful price and is subject to all of the provisions of the Natural Gas wellhead Decontrol Act of 1989.

    5.4 In the event ******** are no longer published or are no longer representative of prices for Gas delivered in the vicinity of the Delivery Point(s), then the Party which becomes aware of such event shall notify the other Party, and the Parties shall attempt in good faith to select an alternate index. If, within thirty (30) days of receipt of such notice, the Parties have not reached agreement on an alternate index, then such issue shall be subject to arbitration pursuant to Article XIII herein.

    5.5 The price(s) as set forth in this Article V are inclusive of all costs or expenses incurred by Seller to deliver Gas to the Delivery Point(s); provided, however, that in the event ********, Buyer shall reimburse Seller for ******** as are related to Gas purchased and sold hereunder.

VI. Responsibility

    6.1 Except as provided in any ********, all charges, expenses, fees,, taxes, damages, injuries, and other costs incurred in or attributable to the handling or transportation of the Gas delivered in accordance with this Agreement (or otherwise caused by or attributable to the Gas) prior to delivery to Buyer at the Delivery Point(s) shall be the responsibility of Seller, as between the Parties hereto, and Seller shall indemnify, defend, and hold Buyer harmless from all such costs.

    6.2 Seller shall be responsible for the maintenance and operation of any of its facilities (including those it owns an

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interest in) and shall indemnify, defend, and hold Buyer harmless from any and all costs arising from any act or accident in connection with the installation, presence, maintenance, and operation of the facilities.

    6.3 All charges, expenses, fees, taxes (including sales or transfer taxes), damages, injuries, and other costs incurred in or attributable to the purchase and transfer, transportation, and handling of the Gas (or otherwise caused by or attributable to the Gas) from and after delivery shall be the responsibility of Buyer, as between the Parties hereto, and Buyer shall indemnify, defend, and hold Seller harmless from all such costs. Buyer shall provide Seller with an exemption certificate applicable to any sales or similar taxes or charges on purchases and sales under this Agreement.

    6.4 Except as provided in Article XII herein, Buyer warrants that it has all necessary regulatory approvals and authorizations for the purchase of Gas by Buyer hereunder.

    6.5 Buyer shall be responsible for the maintenance and operation of any of its facilities (including those it owns an interest in) and shall indemnify, defend, and hold Seller harmless for any and all costs arising from any act or accident in connection with the installation, presence, maintenance, and operation of the facilities.

    6.6 As used in this Agreement, "indemnify, defend, and hold harmless", means that the indemnifying Party shall pay any and all costs incurred by the indemnified Party (including, but not limited to, attorneys' fees and court costs) associated with or relating to any breach of warranty or any responsibility or risk assigned to the indemnifying Party under this Agreement.

VII.  Term

    7.1 The term of this Agreement shall commence as of the date first written above; however, the obligations to sell and deliver and to purchase and receive Gas and to make payments hereunder shall commence ********, shall continue for a term of ********; provided, however, that the term hereof shall be extended until
********.

    7.2 The term of this Agreement shall be extended beyond the period described in Paragraph 7.1 for ********, unless terminated by either Party ********.

VIII. Measurement

    8.1 The quantity of Gas delivered at the Delivery Point(s) shall be calculated from the measurements taken by the Transporter transporting the Gas to the Delivery Point(s) and from the heating value determined by the instruments operated by the Transporter at

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the Delivery Point(s).  The unit of measurement shall be one MmBtu.

IX. Quality and Pressure

    9.1 The Gas delivered to Buyer at the Delivery Point(s) shall be of merchantable quality and shall meet the quality and pressure specifications (including the specifications regarding heating content) of Tennessee's FERC-approved tariff. If any of the Gas delivered hereunder fails to meet the quality and pressure specifications described in this paragraph, then Buyer will have the right to refuse to accept deliveries of such nonconforming Gas, and such failure shall be deemed to be a failure by Seller to sell and deliver a quantity of Gas nominated by Buyer under Paragraph
2.8 hereof.

    9.2 To the extent Buyer accepts Gas delivered by Seller at the Delivery Point(s), Seller shall be deemed to have complied with the quality specifications contained herein.

    9.3 Seller shall cause the Gas to be delivered to Buyer at a pressure sufficient to enable the Gas to enter Transporter's pipeline at the Delivery Point(s). Without relieving Seller of its obligations to sell and deliver Gas, Seller shall not be obligated to install or provide any additional compression.

X. Processing

    10.1 Subject to the requirements of Article IX, ******** at the Delivery Point(s). In the event ******** the Gas, ******** and all costs (including related transportation costs) shall be paid by Seller and Seller shall indemnify, defend and hold Buyer harmless therefrom. In the event ********, Seller shall deliver into Buyer's transportation agreement with Tennessee without charge to Buyer any additional quantities of Gas necessary to account for any reduction in quantity and/or heating value that may result from such processing.

XI. Force Majeure

    11.1 In the event that either Seller or Buyer is rendered unable, by reason of an event of force majeure, to perform, wholly or in part, any obligation or commitment set forth herein, then, provided that such Party gives notice and reasonably full particulars of such event as soon as practicable after the occurrence thereof, the obligations of both Parties, except for unpaid financial obligations arising prior to such event of force majeure, and except for the obligations arising under Paragraph
2.10 hereof, shall be suspended to the extent of, and insofar as they are affected by such force majeure event and for the duration of the force majeure event.

    11.2 The term "force majeure" as employed herein shall mean acts of God, strikes, lockouts, or industrial disputes or

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disturbances, civil disturbances, arrests and restraints of rulers and peoples, interruptions by government or court orders, necessity for compliance with any court order, law, statute, ordinance or regulation promulgated by a governmental authority having jurisdiction, acts of the public enemy, war, riots, blockades,, insurrections, inability to secure labor or materials, including inability to secure materials by reason of allocations promulgated by authorized governmental agencies, epidemics, landslides, lightning, earthquakes, fire, storms, floods, washouts, inclement weather that would necessitate extraordinary measures and expense to construct facilities and/or maintain operations, explosions, breakage or accident to machinery or lines of pipe, freezing of wells or pipelines, inability to obtain or delays in obtaining easements or rights of way, shutting-in of facilities for the making of repairs, alterations, or maintenance to wells, pipelines, or plants, or any other cause not reasonably within the control of the Party claiming force majeure; provided, however, that loss of markets by Buyer and the inability of Seller to obtain supply shall not be considered events of force majeure.

    11.3 To the extent such force majeure situation can be mitigated or eliminated by the exercise of due diligence by the Party claiming force majeure, such Party shall act to remedy the situation with all reasonable dispatch; provided, however, that settlement of strikes and lockouts will be entirely within the discretion of the Party affected, and the requirement that any event of force majeure be remedied with all reasonable dispatch will not require the settlement of strikes and lockouts by acceding to the demands of the parties directly or indirectly involved in such strikes or lockouts when such course is inadvisable in the discretion of the Party having the difficulty.

    11.4 If during the term of this Agreement either Party claims a suspension of obligation by reason of one or more events of force majeure and if ********.

XII. Government Regulation

    12.1 This Agreement shall be subject to all valid applicable state, federal, and local laws, rules, and regulations; and either Party hereto shall be entitled to regard all such laws, rules, and regulations as valid and may act in accordance therewith until such time as the same may be held invalid by final judgment in a court of competent jurisdiction. Nothing herein shall be taken to preclude Buyer or Seller or both from contesting the validity of any such laws, rules, or regulations.

    12.2 If at any time during the term of this Agreement any governmental authority shall take any action whereby the purchase, sale, delivery, transportation, redelivery, or resale of Gas as contemplated hereunder is proscribed or made subject to terms, conditions, regulations, restraints, or rate or price controls that
(i) would render the performance of this Agreement ********, or

<F1>     ********  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS
                   DELETED INFORMATION
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(ii) would cause the ********, or (iii) would ******** ("adverse governmental action"), then the Party so affected may ********. If the Parties are unable, after ********, either Party may ******** as to the changes necessary to eliminate the effect of such adverse governmental action, pursuant to ********. Upon completion
********, but either Party shall have the ******** upon written notice given to the other Party at least ******** in advance; provided, however, that such notice must be given within ******** of receipt of ********.

XIII. Arbitration

    13.1 Arbitration under this Agreement shall be available only for the determination of the issues as presented under ********. Arbitration of such issues, discovery pursuant to such arbitration, as well as all recourse to the courts from any decision of the arbitrator(s) shall be subject to the United States Arbitration Act, as codified at 9 U.S.C. Sec. 1-16 (1991), and the Commercial Arbitration Rules of the American Arbitration Association. In the event of a conflict between the provisions of the United States Arbitration Act and the provisions of the Commercial Arbitration Rules of the American Arbitration Association, the provisions of the United States Arbitration Act shall prevail. The Parties agree that all other provisions of this Agreement, and any issues arising thereunder, are non-arbitrable.

    13.2 Either Party may request arbitration pursuant to this
Article XIII upon providing written notice to the other Party. The Parties shall attempt to agree upon a single arbitrator within fifteen (15) days following receipt of such notice. In this event, the dispute shall be arbitrated by this single arbitrator. If the Parties are unable to agree upon a single arbitrator within such fifteen (15) day period, then each Party shall select an arbitrator within fifteen (15) days of the failure to agree upon a single arbitrator. The two arbitrators shall select a third arbitrator within fifteen (15) days after selection of such arbitrators. In this event, the dispute shall be arbitrated by these three arbitrators.

    13.3 All arbitrators shall be qualified to decide the matter in dispute, by education and experience within the natural gas industry, and shall be licensed attorneys. No arbitrator shall be an employee, agent, or the beneficial owner of any interest or common stock of either Party, any affiliate of either Party, or any direct competitor of either Party.

    13.4 The arbitrator(s) shall schedule the time and place for hearings or the submission of written statements, at which time each Party shall submit evidence. The Parties may only submit evidence which is material and relevant to the dispute. At the initiation of arbitration, the Parties shall agree on reasonable evidentiary rules to govern the use and admissibility of evidence. If the Parties fail to agree to such rules, then the arbitrator(s)

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shall prescribe such reasonable rules to be applied.  The decision of the arbitrator(s) shall be made within thirty (30) days after the conclusion of any hearings or the submission of written statements of the Parties. The decision of the arbitrator(s) shall be in writing, shall state with particularity the findings of fact and conclusions of law used to make the decision, shall be signed by the arbitrator(s) or a majority of them, and shall be subject to court review in accordance with the United States Arbitration Act. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

    13.5 Both Parties shall submit evidence in their separate proposals to the arbitrator(s) establishing their relative positions with respect to the dispute, or, in the event of a pricing dispute, to establish a pricing mechanism that reflects a price that is responsive to the market and fairly reflects the prices of Gas dedicated to long-term sale in the interstate market and delivered to Tennessee in the same region as the Delivery Point(s) hereunder. The arbitrator(s) shall be limited to selecting either Buyer's or Seller's proposal, provided that such proposal: (i) ********; and (ii) ********.

    13.6 Each Party shall pay the expenses of the arbitrator selected by it, and of its counsel, witnesses and employees, and all other costs of arbitration shall be equally divided between the Parties.

XIV. Billing and Payment

    14.1(a)   On or before the tenth (10th) day of each calendar
month, Seller shall submit to Buyer (by telecopy, mail, or other means, at Seller's option) a statement showing the amount of Gas purchased during the preceding month and the amount due Seller for such purchases as calculated in accordance with the terms of this Agreement. If actual amounts are unavailable, billing and payment shall be made on estimates subject to adjustment in succeeding statements. Buyer shall make payment of the amount specified in Seller's statement on or before the twentieth (20th) day of the calendar month by wire transfer as follows:

********

    14.1 (b) On or before the twentieth (20th) day of each calendar month, Buyer shall submit to Seller (by telecopy, mail, or other means, at Buyer's option) a statement showing the amount(s) due Buyer hereunder, if any, related to transactions occurring in the preceding month. If actual amounts are unavailable, billing and payment shall be made on estimates subject to adjustment in succeeding statements. Seller shall make payment of the amount specified in Buyer's statement within ten (10) calendar days of the statement, by wire transfer as follows:

********

<F1>     ********  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS
                   DELETED INFORMATION
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    14.2  Should either Party fail to pay part or all of the other
Party's statement as provided in Paragraph 14.1, then interest on the unpaid portion shall accrue at the prime rate as charged by The Chase Manhattan Bank, N.A. of New York, plus two percent (2%) (or the maximum lawful rate, whichever is less) from the due date until the date of payment.

    14.3 (a) Should Buyer fail to pay part or all of any statement on or before the due date, Seller, subject to Paragraph 14.4, but in addition to any other remedy it may have (and without affecting those remedies), may suspend delivery of Gas to Buyer upon notice. Buyer shall have the right to have deliveries reinstated by paying the full amount due, including interest, within ten (10) days of the date when deliveries were suspended.

    14.3(b)   Should Seller fail to pay part or all of any
statement on or before the due date, Buyer, subject to Paragraph 14.4, in addition to any other remedy it may have (and without affecting those remedies), may suspend receipts of Gas from Seller and payment of the Demand Charge upon notice. Seller shall have the right to have receipts and payment of the Demand Charge resumed by paying the full amount due, including interest, within ten (10) days of the date when receipts were suspended.

    14.4 If either Party in good faith shall dispute the amount of any invoice or part thereof rendered under any provision of this Agreement, and shall pay to the other Party such amounts as it concedes to be correct and at any time within thirty (30) days after a demand made by the Party to be paid, shall furnish a good and sufficient surety bond guaranteeing payment to the Party to be paid of the amount ultimately found due after a final determination, which may be reached either by agreement of the Parties, arbitration pursuant to Article XIII, or final judgment of the courts, the Party to be paid shall not be entitled to suspend deliveries or receipts of Gas and payment of Demand Charges until default be made in the conditions of such bond. The amount related to any dispute which is ultimately determined to be owed to either Party shall be paid in full, with interest which shall accrue at the rate provided for in Paragraph 14.2 from the date payment of such amount was originally due, until the date of payment.

    14.5 The Parties shall have reasonable access to each other's books and records to determine accurate measurement, billing and payment under this Agreement.

    14.6 If Seller owes funds to Buyer under another arrangement, Seller may offset any amounts owed Buyer with amounts Buyer owes
Seller pursuant to this Agreement. If Seller makes such offset, it shall be noted on Seller's statement.

XV. Succession and Assignment

    15.1 Either Party may, without relieving itself of any obligations hereunder, assign any of its rights hereunder to any corporation, partnership, joint venture, or other entity with which it is affiliated, either on a permanent or temporary basis. But no other assignment of this Agreement or any of the rights or obligations hereunder may be made unless and until the Party seeking the assignment obtains the written consent thereto of the non-assigning Party, which consent shall not be unreasonably withheld; provided, however, that nothing in this Agreement in any way prevents either Party from pledging or mortgaging all or any part of such Party's property or rights hereunder as security for mortgage, debt, or other similar obligations; and provided, further, that nothing in this Agreement prevents any company or other entity that purchases, merges, consolidates with, or otherwise succeeds to the interests of either Party hereto, substantially as an entirety, from assuming the rights or obligations of its predecessor in interest under this Agreement.
No transfer of or succession to the interest of either Party hereunder, wholly or partially, will affect or bind the non-assigning Party until it has been furnished with written notice and a true copy of such assignment or with other proper proof that the claimant is legally entitled to such interest.

XVI. Financial Responsib  ility

    16.1 If the financial responsibility of Buyer becomes or is discovered to be impaired or unsatisfactory to Seller, Seller shall have the right to demand a letter of credit satisfactory to Seller to be received by Seller within thirty (30) days from the date of notice by Seller or Seller may elect to terminate this Agreement.

XVII.  Notices

    17.1 Any notice, demand, request, statement, or correspondence provided for in this Agreement, or any notice which a Party may desire to give to the other, shall be in writing (unless otherwise provided) and shall be considered duly delivered when received by mail, telecopy, or overnight courier, at the addresses below:

    (i)  To Seller:
         Aquila Energy Marketing Corporation
         2533 North t Avenue
         Suite 200
         Omaha, Nebraska 68164-8618
         Attention: Vice President, Long-Term Marketing Telecopy
         No.: (402) 498-4595

    (ii) To Buyer:
         Yankee Gas Services Company
         P.O. Box 1030
         Meriden, Connecticut 06450-1030
         Attention: Mr. Dave Egelson
         Telecopy No.: (203) 639-4050

    17.2 Either Party may change the information shown in Paragraph 17.1 by giving written notice to the other Party.


                             16

XVIII. Confidentiality

    18.1 The terms of the Agreement, including, but not limited to, the price paid for Gas, the quantities of Gas purchased or sold and all other terms of this Agreement shall be kept confidential by the Parties hereto, except to the extent such information is disclosed to outside counsel or consultants of the Parties, or must be disclosed for the purpose of effectuating transportation of Gas or as may be required to be disclosed by regulatory bodies or courts.
XIX. Miscellaneous

    19.1 This Agreement shall be governed in accordance with the laws of the State of Nebraska (including the Uniform Commercial Code as adopted in Nebraska) except for laws concerning the application of the laws of another jurisdiction. The Parties hereto waive any and all rights, claims or other cause of action arising under this Agreement for incidental, consequential or punitive damages. Any damages resulting from a breach of this Agreement by either Party shall be limited to actual damages incurred by the Party claiming such damages.

    19.2 THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES AND CANNOT BE ALTERED, MODIFIED, OR AMENDED EXCEPT IN A WRITING SIGNED BY THE PARTY AGAINST WHOM IT IS TO BE ENFORCED. THERE ARE NO WARRANTIES EXPRESS OR IMPLIED EXCEPT AS STATED IN THIS AGREEMENT.

    19.3 Any waiver of any default under this Agreement shall not be construed as a waiver of any future defaults, whether of like or different character.

    19.4 No action, regardless of form, arising out of this Agreement may be brought by either Party more than one (1) year after the cause of action has arisen.

    19.5 This Agreement shall not be construed to create any third party beneficiary relationship in favor of anyone not a Party to this Agreement. In addition, the Parties waive and disclaim any third party beneficiary status as to any of the contracts of the other Party.

    19.6 This Agreement-may be executed in counterparts.

    19.7 The covenant contained in Paragraph 18.1 survives the term of this Agreement.

    NOW THEREFORE, the Parties evidence their consent and agreement to the foregoing by executing below:

BUYER:                       SELLER:
YANKEE GAS SERVICES COMPANY  AQUILA ENERGY MARKETING CORP

By: /s Philip T. Ashton      By: /s Scott  M. Potter
Title: President &           Title: Vice  President
         CEO
Attest:/s Mary J. Healey          Attest: Assistant Secretary
                             17